Exhibit 99.2

United Stationers Inc. Earnings Presentation Second Quarter 2010 TO BE FILED IN CONJUNCTION WITH PRESS RELEASE

Forward Looking Statements and Non-GAAP Measures This presentation contains forward-looking statements, including references to goals, plans, strategies, objectives, anticipated future performance, results or events and other statements that are not strictly historical in nature. These statements are based on management’s current expectations, forecasts and assumptions. This means they involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied here. These risks and uncertainties include, but are not limited to, the following: United’s ability to effectively manage its operations and to implement general cost-reduction and margin-enhancement initiatives; United’s reliance on key customers, and the business, credit and other risks inherent in continuing or increased customer concentration; United’s reliance on independent dealers for a significant percentage of its net sales and therefore the importance of the continued independence, viability and success of these dealers; prevailing economic conditions and changes affecting the business products industry and the general economy; continuing or increasing competitive activity and pricing pressures within existing or expanded product categories, including competition from product manufacturers who sell directly to United’s customers; United’s reliance on key suppliers and the supplier allowances and promotional incentives they provide; the impact of variability in supplier pricing, allowance programs, promotional incentives and other terms, conditions and policies; the availability of financing sources to meet United’s business needs; the impact of variability in customer and end-user demand patterns on United’s product offerings and sales mix and, in turn, on customer rebates payable and supplier allowances earned by United; United’s ability to maintain its existing information technology and e-commerce systems and to successfully procure and implement new systems without business disruption or other unanticipated difficulties or costs; United’s ability to effectively identify, consummate and integrate acquisitions; United’s reliance on key management personnel, both in day-to-day operations and in execution of new business initiatives; and the effects of hurricanes, acts of terrorism and other natural or man-made disruptions. Shareholders, potential investors and other readers are urged to consider these risks and uncertainties in evaluating forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. For additional information about risks and uncertainties that could materially affect United’s results, please see the company’s Securities and Exchange Commission filings. The forward-looking information in this presentation is made as of this date only, and the Company does not undertake to update any forward-looking statement. Investors are advised to consult any further disclosure by United regarding the matters discussed in this release in its filings with the Securities and Exchange Commission and in other written statements it makes from time to time. It is not possible to anticipate or foresee all risks and uncertainties, and investors should not consider any list of risks and uncertainties to be exhaustive or complete. * This is non-GAAP information. A reconciliation of these items to the most comparable GAAP measures is presented on the company’s Website (www.unitedstationers.com) under the Investor Information section. Except as noted, all references to financial results within this presentation are presented in accordance with U.S. Generally Accepted Accounting Principles.

Q2 2010 Headlines Sales increased 5.3% from Q2 2009 to $1.22 billion. Earnings per diluted share were $1.03*, up 17% from Q2 2009 EPS of $0.88. Gross Margin rate of 14.7% was up from 14.1% last year. Operating expenses in Q2 2010 were $131.7 million*, up from $122.2 million in the prior-year quarter, and were 10.8%* of sales versus 10.5% in the prior-year quarter. Operating income was 3.9%*, up from 3.6% in Q2 2009. Net income increased 19% to $25.3 million* from $21.2 million in Q2 2009. Net cash used in operating activities was $28.3 million in Q2 2010 as working capital was used to support sales growth in Q2 2010. Debt was down $18.4 million during the past twelve months to $453.4 million. The Company repurchased 1.1 million shares for $63.0 million in the quarter.

Second Quarter 2010 P&L % to sales change $ % to Sales $ % to Sales $ change % change Fav (Unfav) $ Millions (except EPS) QTD Q2 2010 QTD Q2 2010 QTD Q2 2009 QTD Q2 2009 Fav (Unfav) Fav (Unfav) basis points Net Sales 1,220.8 1,159.2 61.6 5.3% Gross Margin 179.2 14.68% 163.4 14.10% 15.8 9.7% 58 Operating Expense 128.9 10.56% 122.2 10.54% (6.7) (5.5%) (2) Operating Income 50.3 4.12% 41.2 3.56% 9.1 22.1% 56 Interest & Other 6.4 6.9 0.5 Taxes 16.9 13.1 (3.8) Net Income 27.0 21.2 5.8 Diluted Shares (000s) 24,636 23,952 Diluted EPS 1.10 $ 0.88 $ 0.22 $ 25.0% Effective Tax Rate 38.5% 38.3% Adjusted to exclude termination of the post-retirement medical plan* Adjusted Operating Income 47.5 3.89% 41.2 3.56% 6.3 15.3% 33 Adjusted Net Income 25.3 21.2 4.1 19.3% Adjusted Diluted EPS 1.03 $ 0.88 $ 0.15 $ 17.0%

YTD June 2010 Headlines Sales increased 4.1% from YTD June 2009 to $2.38 billion. Earnings per diluted share were $1.76*, up 14% from YTD June 2009 EPS of $1.54*. Gross Margin rate of 14.6% was up from 14.4% last year. Operating expenses in YTD June 2010 were $262.8 million*, up from $254.2 million* in the prior-year period, and were 11.1%* of sales versus 11.2%* in the prior-year period. Operating income was 3.5%*, up from 3.2%* in YTD June 2009. Net income increased 18% to $43.5 million* from $36.8 million* in YTD June 2009. Net cash provided by operating activities was $54.7 million YTD June 2010 compared to $266.0 million* YTD June 2009. The Company repurchased 1.3 million shares for $74.7 million YTD June 2010.

Year-to-Date 2010 P&L % to sales change $ % to Sales $ % to Sales $ change % change Fav (Unfav) $ Millions (except EPS) YTD Q2 2010 YTD Q2 2010 YTD Q2 2009 YTD Q2 2009 Fav (Unfav) Fav (Unfav) basis points Net Sales 2,375.1 2,280.5 94.6 4.1% Gross Margin 346.1 14.57% 327.7 14.37% 18.4 5.6% 20 Operating Expense 260.0 10.94% 257.6 11.30% (2.4) (0.9%) 36 Operating Income 86.1 3.63% 70.1 3.07% 16.0 22.8% 56 Interest & Other 12.7 14.3 1.6 Taxes 28.2 21.1 (7.1) Net Income 45.2 34.7 10.5 Diluted Shares (000s) 24,723 23,839 Diluted EPS 1.83 $ 1.45 $ 0.38 $ 26.2% Effective Tax Rate 38.4% 37.8% Adjusted to exclude termination of the post-retirement medical plan in 2010 and severance charges in 2009* Adjusted Operating Income 83.3 3.51% 73.5 3.22% 9.8 13.3% 29 Adjusted Net Income 43.5 36.8 6.7 18.2% 21 Adjusted Diluted EPS 1.76 $ 1.54 $ 0.22 $ 14.3%

Sales by Product Category – Q2 2010 Technology sales increased versus the prior-year quarter due to higher printer imaging purchases and solid growth in hardware. Office Products sales benefited from mid-single digit growth in traditional office products and higher cut sheet paper sales. Janitorial/Breakroom sales declined as Q2 2009 benefited significantly from H1N1-related product sales. Furniture sales showed sequential quarterly improvement despite uncertain economic conditions. Industrial sales grew significantly as strategic initiatives came to fruition and the category rebounded from the difficult economy that hampered sales in 2009. Sales Sales Sales Sales growth (decline) growth (decline) growth (decline) growth (decline) from Q2 2010 from Q1 2010 from Q4 2009 from Q3 2009 Category vs Q2 2009 vs Q1 2009 vs Q4 2008 vs Q3 2008 Technology 8.6% 3.5% 11.7% (7.2%) Office Products 5.6% 2.7% 1.9% (4.6%) Janitorial/Breakroom (2.1%) 5.0% 9.8% 9.5% Furniture (2.1%) (10.0%) (22.2%) (29.4%) Industrial 27.9% 8.0% (18.1%) (28.3%) Q2 2010 Technology 37% Office Products 27% Janitorial/ Breakroom 23% Furniture 7% Industrial 6%

Sales by Channel – Q2 2010 Independent/Other channel sales include double digit growth with new channel customers, including E-tail. National accounts sales decline was partially due to high demand last year for flu-related products and the shift of some volume direct to the manufacturer. Sales growth Sales growth Sales growth Sales growth (decline) Q2 2010 (decline) Q1 2010 (decline) Q4 2009 (decline) Q3 2009 Channel vs Q2 2009 vs Q1 2009 vs Q4 2008 vs Q3 2008 Independent & Other 8.2% 3.4% 3.6% (7.3%) Nationals (8.9%) 0.8% 1.6% (4.2%) Q2 2010 Independent & Other 85% Nationals 15%

Gross Margin During Q2 2010, higher inventory purchase-related supplier allowances, higher product cost inflation and improved leverage in occupancy costs contributed to increased margins. These items were partially offset by competitive pricing pressures and lower-margin product mix. dollars in millions $- $25.0 $50.0 $75.0 $100.0 $125.0 $150.0 $175.0 $200.0 10.0% 12.5% 15.0% 17.5% 20.0% Dollars $164.3 $163.4 $184.9 $178.0 $166.9 $179.2 Rate 14.7% 14.1% 14.8% 15.1% 14.5% 14.7% Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10

Operating Expense* Operating expense dollars were up $9.5 million versus last year. This reflects sales growth, investments in growth initiatives and the reinstatement of certain employee-related benefits. Operating expense ratio increased by 25 basis points. This unfavorable change was partially offset by lower depreciation and lower bad debt expense as the need for additional reserves stabilized. dollars in millions $- $25.0 $50.0 $75.0 $100.0 $125.0 $150.0 7.5% 10.0% 12.5% 15.0% Dollars $132.0 $122.2 $126.3 $133.1 $131.1 $131.7 Rate 11.8% 10.5% 10.1% 11.3% 11.4% 10.8% Q1 09 * Q2 09 Q3 09 Q4 09 * Q1 10 Q2 10 *

Operating Income* dollars in millions $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% Dollars $32.3 $41.2 $58.6 $44.9 $35.8 $47.5 Rate 2.9% 3.6% 4.7% 3.8% 3.1% 3.9% Q1 09 * Q2 09 Q3 09 Q4 09 * Q1 10 Q2 10 *

Earnings per Share* shares in millions $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 EPS $0.66 $0.88 $1.38 $0.98 $0.73 $1.03 Diluted Shares 23.8 24.0 24.2 24.6 24.8 24.6 Q1 09 * Q2 09 Q3 09 Q4 09 * Q1 10 Q2 10 *

Working Capital Summary Trade A/R DSO improved slightly since year-end 2009. Inventories were up 23% versus Q2 2009 driven by continued ramp-up of purchases to support sales growth, selective inflation-related investment buys, and last year’s supply constraints in flu-related products and printer imaging supplies. Payables leverage ratios were in line with typical levels. $ Millions 3/31/2009 6/30/2009 9/30/2009 12/31/2009 3/31/2010 6/30/2010 Accounts Receivable, adjusted 573.4 595.6 645.7 641.3 606.2 642.6 Inventories (LIFO) 572.2 519.0 533.9 590.9 610.1 639.2 Accounts Payable 318.9 374.0 431.8 390.9 433.8 443.9 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Net Trade A/R DSO 43 42 42 43 43 42 Inventory Turns 6.1 7.3 8.1 7.1 6.6 6.7 A/P as % Inventory (LIFO) 56% 72% 81% 66% 71% 69% A/P as % Inventory (FIFO) 48% 62% 70% 58% 63% 61%

Cash Flows Cash flow results reflect working capital contraction during 2009, and rebuilding during 2010 to support sales growth and make selective inflation-related investment buys. QTD QTD QTD QTD 2009 QTD QTD 6 mos. end. $ Millions Q1 09 * Q2 09 * Q3 09 * Q4 09 * Total Year * Q1 10 Q2 10 6/30/2010 Net Income 13.5 21.2 33.5 32.8 101.0 18.2 27.0 45.2 Depreciation & Amortization 10.6 10.2 10.9 10.0 41.7 9.3 9.5 18.8 Share-based compensation 2.9 3.0 3.8 2.6 12.3 3.3 3.5 6.8 Change in Accounts Receivable * 59.4 (21.8) (50.3) 4.5 (8.2) 35.9 (36.7) (0.8) Change in Inventory 108.1 53.6 (15.1) (56.8) 89.8 (18.1) (29.4) (47.5) Change in Accounts Payable (22.3) 55.4 57.7 (40.9) 49.9 42.5 9.9 52.4 Change in Other Working Capital (30.0) 6.9 20.0 (8.9) (12.0) (4.1) 1.1 (3.0) Change in Working Capital 115.2 94.1 12.3 (102.1) 119.5 56.2 (55.1) 1.1 Other (3.4) (1.3) (8.9) 1.5 (12.1) (4.0) (13.2) (17.2) Adjusted cash provided by (used in) operating activities * 138.8 127.2 51.6 (55.2) 262.4 83.0 (28.3) 54.7 Capital Expenditures (2.0) (2.8) (4.1) (6.0) (14.9) (5.7) (5.0) (10.7) Proceeds from disposition of fixed assets - 0.1 (0.0) - 0.1 - - - Net cash used for capital expenditures * (2.0) (2.7) (4.1) (6.0) (14.8) (5.7) (5.0) (10.7) Free Cash Flow * 136.8 124.5 47.5 (61.2) 247.6 77.3 (33.3) 44.0

Debt and Capitalization Operating cash flow generated in the past twelve months was used for share repurchases, acquisitions and debt reduction. Total debt down $18.4 million during the past 12 months. Share repurchases totaled 1.3M shares, or $74.7 million, in the last 12 months. $ Millions 3/31/2009 6/30/2009 9/30/2009 12/31/2009 3/31/2010 6/30/2010 Debt 552.5 471.8 441.8 441.8 441.8 453.4 Equity 589.5 619.9 655.2 706.7 730.5 710.6 Total capitalization 1,142.0 1,091.7 1,097.0 1,148.5 1,172.3 1,164.0 Debt-to-total capitalization 48.4% 43.2% 40.3% 38.5% 37.7% 39.0%